Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
11. Income Taxes
Ordinary taxable income in Israel is subject to a corporate tax rate of 23%. However, the effective tax rate payable by a company that derives income from a Preferred Technological Enterprise (as discussed below) may be considerably less. Capital gains (which are not ‘Inflationary Surplus’, as described below) derived by an Israeli company are generally subject to the prevailing corporate tax rate.
Law for the Encouragement of Capital Investments, 1959
The Law for the Encouragement of Capital Investments, 1959, generally referred to as the Investment Law, provides certain incentives for capital investments in production facilities (or other eligible assets).
The Investment Law was significantly amended effective on April 1, 2005, January 1, 2011, and on January 1, 2017, or the 2017 Amendment. The 2017 Amendment introduces new benefits for Technological Enterprises, alongside the existing tax benefits.
The 2017 Amendment was enacted as part of the Economic Efficiency Law that was published on December 29, 2016, and is effective as of January 1, 2017. The 2017 Amendment included new tax benefits for “Technological Enterprises,” as described below, and is in addition to the other existing tax beneficial programs under the Investment Law.
The 2017 Amendment provides that a technology company satisfying certain conditions should qualify as a “Preferred Technology Enterprises,” or PTE, granting a 12% tax rate in central Israel on income deriving from Benefited Intangible Assets, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports to large markets. PTE is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.
We have not adopted the PTE status currently, but believe we are eligible for the PTE status in future tax years and have tax-effected our Israel deferred tax assets and liabilities at the appropriate PTE rates. Our subsidiaries are separately taxed under the domestic tax laws of the jurisdiction of incorporation of each entity.
Profit (loss) before the provision for income taxes consisted of the following for the years ended December 31, 2022, 2021, and 2020:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Israel	$(55,054)	$(154,339)	$(13,479)
International	(42,893)	(22,988)	3,207
Total	$(97,947)	$(177,327)	$(10,272)
The provision for income taxes was as follows:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Current:
Israel	$4	$4	$4
International	8,715	121	32
Total current income tax expense	8,719	125	36
Deferred:
Israel	—	—	—
International	(2,677)	1,433	1,039
Total deferred income tax expense	(2,677)	1,433	1,039
Total provision for income taxes	$6,042	$1,558	$1,075
A reconciliation of our statutory income tax expense to our effective income tax provision is as follows:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Israel tax benefit at statutory rate	$(22,528)	$(40,784)	$(2,362)
Preferred enterprise	10,573	3,052	169
Foreign rate differential	(1,050)	912	332
Share-based compensation	9,717	1,753	1,328
Warrant revaluation	—	23,325	1,336
Tranche right revaluation	—	4,890	—
Prior year tax income/(expense)	(6,675)	84	—
Permanent differences	(3,351)	98	83
ASC 606	—	—	—
Uncertain tax position	7,233	3,784	5
Change in valuation allowance	12,123	4,444	184
Total	$6,042	$1,558	$1,075
Our effective tax rate was (6.17)% for the year ended December 31, 2022, compared to an effective tax rate of (0.88)% for the year ended December 31, 2021 and (10)% for the year ended December 31, 2020. The effective tax rates for the periods presented are primarily comprised of Israel statutory taxes, warrant revaluation, share-based compensation expense, uncertain tax positions, and changes in valuation allowance position. The difference in the effective tax rate of (6.17)% for the year ended December 31, 2022 as compared to the effective tax rate of (0.88)% for the year ended December 31, 2021 and (10)% for the year ended December 31, 2020 was related to non-deductible share-based compensation, prior period adjustments, and uncertain tax positions, and change in valuation allowance position in Israel and in our U.S. subsidiary.
The provision for income taxes was $6.0 million, $1.6 million, and $1.1 million for the years ended December 31, 2022, 2021, and 2020, respectively. The provision for income taxes for the year ended December 31, 2022 consisted primarily of income taxes related to the United States and other foreign jurisdictions in which we conduct business.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The following table presents the significant components of our deferred tax assets and liabilities:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Deferred tax assets:
Research and development expenses	$7,374	$1,436	$1,742
Stat to GAAP adjustments	—	—	1,493
Net operating loss	9,059	5,212	941
Deferred Compensation	5,214	1,009	—
Operating lease liabilities	6,456	—	—
Vacation and convalescence	730	799	364
Bad debts	78	93	100
Other	2,166	466	374
Gross deferred tax assets	31,077	9,015	5,014
Valuation allowance	(20,822)	(8,699)	(4,255)
Total deferred tax assets	10,255	316	759
Deferred tax liabilities:
Operating lease right-of-use assets	(6,387)	—	—
Deferred contract acquisition costs	(3,009)	(2,324)	(1,543)
Property and equipment	(279)	(283)	(439)
Capitalized Software	(591)	(397)	—
Other	—	—	(34)
Gross deferred tax liabilities	(10,266)	(3,004)	(2,016)
Net deferred tax liabilities	$(11)	$(2,688)	$(1,257)
As of December 31, 2022 and 2021, we had Israel net operating loss, or NOL, carryforwards of approximately $68.9 million and $37.4 million, respectively, which do not expire. As of December 31, 2022 and 2021, we had U.S. Federal NOL carryforwards of approximately $11.2 million and $9.8 million, respectively, which do not expire. As of December 31, 2022, we had U.S. State NOL carryforwards of approximately $16.6 million, of which $15.4 million expire between 2027 and 2042, and the remaining $1.2 million do not expire. As of December 31, 2021, we had U.S. State NOL carryforwards of approximately 27.4 million, of which 26.3 million expire between 2027 and 2041, and the remaining 1.1 million do not expire.
During the years ended December 31, 2022, 2021, and 2020 the net change in the valuation allowance against deferred tax assets amounted to an increase of $12.1 million, an increase of $4.4 million, and an increase of $0.2 million, respectively. The increase in the valuation allowance during the years ended December 31, 2022, December 31, 2021 and December 31, 2020 was largely attributable to the generation of Israel NOLs, and certain US state NOLs.
In establishing deferred income tax assets and liabilities, management makes judgments based on the enacted tax laws and published tax guidance applicable to us as well as the amount and jurisdiction of future taxable income. Deferred tax assets and liabilities are recorded and the need for valuation allowances is evaluated to reduce the deferred tax assets to amounts expected to be realized. As of December 31, 2022 and 2021, we maintained a full valuation allowance on Israel and U.S. net deferred tax assets as we believe, after weighing both the positive and negative evidence, that it is more likely than not that these deferred tax assets will not be realized.
The Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of NOLs in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use NOLs may be limited as prescribed under Internal Revenue Code Section 382, or IRC Section 382. Events which may cause limitations in the amount of the NOLs that we may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. Utilization of the U.S. federal and state NOLs may be subject to substantial annual limitation due to the ownership change limitations provided by the IRC Section 382 and similar state provisions. We have completed our evaluation of NOL utilization limitations under Internal Revenue Code, as amended, or the Code, Section 382, change of ownership rules, and have found that the NOLs would not be limited as to the amount that could be used in the current tax year.
We have identified unrecognized tax benefits or uncertain tax positions. There has been a liability on uncertain tax positions recorded on our audited consolidated financial statements as of December 31, 2022 and 2021. We do not expect that our assessment regarding unrecognized tax benefits and uncertain tax positions will materially change over the following 12 months.
A reconciliation of the beginning and ending balance of total unrecognized tax position is as follows:

Unrecognized Tax Benefits
(in thousands)
Balance – January 1, 2020	$234
Additions based on tax positions related to current year	—
Reductions for tax positions of prior years	—
Balance – December 31, 2020	234
Additions based on tax positions related to current year	3,885
Reductions for tax positions of prior years	—
Balance – December 31, 2021	4,119
Additions based on tax positions related to current year	7,187
Reductions for tax positions of prior years	(54)
Balance – December 31, 2022	$11,252
As of December 31, 2022 and 2021, the total amount of gross unrecognized tax benefits was $11.3 million and $4.1 million, respectively, which, if recognized, would affect our effective tax rate. We have elected to include interest and penalties as a component of tax expense. As of December 31, 2022 and 2021, we have accumulated $320 thousand and $10 thousand, respectively, in both interest and penalties associated with uncertain tax positions. We do not expect unrecognized tax benefits to change significantly within the next twelve months.
We are not currently under audit for income taxes. As of December 31, 2022, tax years beginning with the year ended December 31, 2018 remain subject to examination by the Israel tax authorities and tax years beginning with the year ended December 31, 2019 remain subject to examination by the Internal Revenue Service and certain U.S. state jurisdictions.